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                                                                  EXHIBIT 10.104

            NINTH AMENDMENT TO STANDARD INDUSTRIAL LEASE MULTI-TENANT

THIS NINTH AMENDMENT TO STANDARD INDUSTRIAL LEASE MULTI-TENANT (this "Ninth Amendment") is made and entered into as of November 18, 1998, by and between SHELTON INTERNATIONAL HOLDINGS, INC., a Hawaii corporation, formerly known as Shelton Properties, Inc., a Hawaii corporation ("Lessor"), and AXYS PHARMACEUTICALS INC., a Delaware corporation, successor in interest to Arris Pharmaceutical Corporation, a Delaware corporation ("Lessee").

                                    RECITALS

        A. Lessor, as "Lessor", and Lessee, as "Lessee", are parties to that certain Standard Industrial Lease-Multi-Tenant dated October 15, 1992 and First Addendum to Standard Industrial Lease, Second Addendum to Standard Industrial Lease and Third Addendum to Standard Industrial Lease (collectively, the "Original Lease"), as amended by (i) that certain Amendment No. 1 dated as of December 29, 1992, (ii) Second Amendment to Lease Agreement dated as of August 1, 1993, (iii) Third Amendment to Lease dated as of March 29, 1994, (iv) Fourth Amendment to Lease Agreement dated as of October 1, 1994, (v) Fifth Amendment to Lease Agreement dated as of August 28, 1995, (vi) Sixth Amendment to Lease Agreement dated as of March 27, 1996 (vii) Seventh Amendment to Standard Industrial Lease Multi-Tenant dated as of February 13, 1998, and (viii) Eighth Amendment to Standard Industrial Lease Multi-Tenant (the "Eighth Amendment") dated as of November 18, 1998 (the Original Lease, as so amended, is referred to herein as the "Lease"), respecting certain "Premises" (as more particularly described in the Lease) commonly known as 385 Oyster Point Boulevard, Units 1, 3, 4, 5, 6, 11, 12, 13 and 14, South San Francisco, California 94080 (collectively, the "Premises"). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Lease.

        B. Lessor and Lessee now desire to enter into this Ninth Amendment to amend the Lease to correct certain typographical errors made in the Eighth Amendment, all as more particularly set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

        1. (a) The reference in Recital B of the Eighth Amendment to "October 31, 2002" is hereby modified to refer to "November 30, 2003".

               (b) The reference in Section 1(b)(i) of the Eighth Amendment to "October 31, 2002: is hereby modified to refer to "November 30, 2003".

               (c) Section 1(b)(ii) of the Eighth Amendment is hereby entirely amended and restated as follows: "Base Rent payable under the Lease from and after the Additional Premises Commencement Date shall be as follows: from the Additional Premises Commencement Date through and including November 30, 1999, Base Rent shall equal $50,635.32 per month (being the sum of $48,016.32 per month allocable to the Premises other than the Additional Premises plus $2,619.00 per month allocable to the Additional Premises); from December 1, 1999 through and including November 30, 2000, Base Rent shall equal $52,663.98 per month; from December 1, 2000 through and including November 30, 2001, Base Rent shall equal $54,769.46 per month; from December 1, 2001 through including November 30, 2002, Base Rent shall equal $56,960.24 per month; and from December 1, 2002 through and including November 30, 2003. Base Rent shall equal $59,238.65 per month."

        2. This Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

        3. Except as specifically amended by this Ninth Amendment, the Lease shall continue in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this Ninth Amendment, the provisions of this Ninth Amendment shall prevail.

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        IN WITNESS WHEREOF, Lessor and Lessee have entered into this Ninth
Amendment as of the date first written above.

SHELTON INTERNATIONAL HOLDINGS, INC.,          AXYS PHARMACEUTICALS INC.,
a Hawaii corporation                           a California corporation

By:     AMB INVESTMENT MANAGEMENT,             By:  /s/ Frederick Ruegsegger
        INC.                                       ----------------------------
        a Maryland corporation,                Print Name: Frederick Ruegsegger
        Its Investment Advisor                             --------------------
                                               Its:  Sr VP & CFO
By:  /s/ Gayle P. Starr                            ---------------------------
    ---------------------------------
Print Name:  Gayle P. Starr
            -------------------------
Its:  Vice President
     --------------------------------